[STOCK CERTIFICATE BORDER]
                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

NUMBER                                                                  SHARES
XXXXXX                     CYNTECH TECHNOLOGIES, INC.                   XXXXXX
------                                                                  ------


                   AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                                $0.001 PAR VALUE

                                    SPECIMEN


                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                               CUSIP 232578 10 4

This certifies that                                                       is the
registered holder of                                                      Shares
                           CYNTECH TECHNOLOGIES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

                           CYNTECH TECHNOLOGIES, INC.
                                 CORPORATE SEAL
                                      UTAH
MICHAEL DUMDIE                                                    R. FRANK MEYER
SECRETARY                                                         PRESIDENT

TRANSFER AGENT AND REGISTRAR:                       COUNTERSIGNED AND REGISTERED
         ATLAS STOCK TRANSFER COMPANY
         5899 SOUTH STATE STREET
         SALT LAKE CITY, UTAH  84107                        AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common               UNIF GIFT MIN ACT - Custodian
      TEN ENT - as tenants by the entireties       (Cust) (Minor)
      JT TEN - as joint tenants with right         under Uniform Gifts to Minors
               of survivorship and not as tenants                            Act
               in common                                  (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

                              Signature  _______________________________________
                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         Certificate, in every particular,
                                         without alteration or enlargement, or
                                         any change whatever.



                              Signature Guaranteed By: _________________________
                              (Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange)